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                               Exhibit 23.1

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                      CONSENT OF INDEPENDENT AUDITORS


            We consent to the use of our report dated
December 31, 1996, accompanying the financial statements of the Dean Witter Select Equity Trust Select 5 Industrial Portfolio 97-1, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


                                          Deloitte & Touche LLP
                                          Deloitte & Touche LLP
December 31, 1996
New York, New York